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                                                                    EXHIBIT 99.4

                          TRANSITION SERVICES AGREEMENT
                           (FOOD SERVICE DISTRIBUTION)

         THIS TRANSITION SERVICES AGREEMENT (FOOD SERVICE DISTRIBUTION) ("Services Agreement") is entered into as of this 1st day of September, 2000, by and between DEL MONTE CORPORATION, a New York corporation ("Del Monte"), and UNIMARK FOODS, INC., a Texas corporation ("UniMark"). Del Monte and UniMark are sometimes hereinafter collectively referred to as the "Parties."

                                   WITNESSETH:

                  WHEREAS, Del Monte and UniMark have entered into an Asset Purchase Agreement (the "Acquisition Agreement") dated as of the 25th day of August, 2000, relating to the purchase by Del Monte of the Purchased Assets (as defined in the Acquisition Agreement); and

                  WHEREAS, pursuant to the Acquisition Agreement Del Monte has purchased UniMark's former distribution center located in McAllen, Texas (the "McAllen Distribution Center"); and

                  WHEREAS, UniMark has requested, and Del Monte has agreed, to allow UniMark to continue to use the McAllen Distribution Center for a limited time as a distribution center for UniMark's food service products in the United States; and

                  WHEREAS, UniMark is interested in retaining Del Monte during a limited transitional period to manage the U.S. distribution of UniMark's food service products from the McAllen Distribution Center.

                  NOW, THEREFORE, the Parties, intending to become legally bound, hereby agree as follows:

                                    SECTION 1

                                   Definitions

         For the purposes of this Services Agreement, the following capitalized terms shall have the meanings assigned to them below. Capitalized terms not defined below shall have the meanings ascribed to them in the Acquisition Agreement.

         1.1 "Business" shall mean the business of selling processed fruit products to food service customers and industrial accounts in the United States as previously conducted by UniMark.


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         1.2 "Service" or "Services" shall mean those services described on
Schedule A or otherwise provided by Del Monte pursuant to Section 2.1.

         1.3 "Services Agreement" shall mean this contract between the Parties and all Schedules hereto.

                                    SECTION 2

                            Agreement to Sell and Buy

         2.1 Provision of Services. Del Monte shall provide to UniMark the services listed and described on Schedule A. In addition, Del Monte shall furnish to UniMark such other services as UniMark may reasonably request and to which Del Monte shall reasonably agree, that are necessary to conduct and operate the Business at substantially the same level as conducted by UniMark immediately prior to the date of this Services Agreement, provided, however, that Del Monte shall not be required to provide legal services. To the extent any such service is provided by Del Monte it shall constitute a Service for the purpose of this Services Agreement. Each Service shall be provided for the term set forth on Schedule A and for the fee set forth for such Service on Schedule B, or as the Parties may otherwise agree.

                  While the Parties have made good faith efforts to identify all services currently provided to the Business, it is understood by the Parties that some services may have been inadvertently omitted. Omission shall not exclude such service from incorporation in this Services Agreement. Upon notice by UniMark to Del Monte of such an omission, then the Parties shall amend Schedule A and Schedule B to include such service. In such event, Del Monte shall provide the Service to UniMark at Del Monte's actual incremental out-of-pocket cost of providing such Service.

         2.2 Access. UniMark shall make available on a timely basis to Del Monte all information and materials reasonably requested by Del Monte to enable it to provide the Services. UniMark shall give Del Monte reasonable access, during regular business hours and at such other times as are reasonably required, to the Business premises for the purposes of providing Services.

         2.3 Books and Records. Del Monte shall keep books and records of the Services provided and reasonable supporting documentation of all charges incurred in connection with providing such Services and shall produce records that verify the Services were performed and when such Services were performed, and shall make such books and records available to UniMark, upon reasonable notice, during normal business hours.

                                    SECTION 3

                    Services; Payment; Independent Contractor

         3.1 Services to be Provided.


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                  (a) Unless otherwise agreed by the Parties, the Services shall be performed by Del Monte for UniMark in a manner that is substantially the same as the manner in which such Services were generally performed by UniMark for the Business immediately prior to the date of this Services Agreement and UniMark shall use such Services for substantially the same purposes and in substantially the same manner as it had used such Services prior to the date hereof. Del Monte shall act under this Services Agreement solely as an independent contractor and not as an agent of UniMark.

                  (b) UniMark shall not be obligated to pay any amounts to Del Monte or any of its employees in respect of payroll, benefits or similar obligations, except as expressly set forth on Schedule B.

         3.2 Payment. Statements will be rendered each month by Del Monte to UniMark for Services delivered during the preceding month, and each such statement shall set forth in reasonable detail a description of such Services and the amounts charged therefor. Invoices shall be payable net thirty (30) days after the date thereof.

         3.3 Priorities and Compliance With Law. In providing Services, Del Monte shall accord UniMark the same priority it accords its own operations. Del Monte shall perform all Services hereunder in accordance with all applicable laws and in accordance with all industry standards and good manufacturing practices.

         3.4 Cooperation. The Parties agree to cooperate in good faith so that the level and quality of the Services is comparable to that previously provided by UniMark in the conduct of the Business. Each Party shall act in good faith to achieve the benefits intended and to resolve in a commercially reasonable way any problems that may occur. As part of that cooperation, each agrees to appoint and maintain a coordinator with responsibility for ensuring that the Services are performed in accordance with the terms and intentions of this Services Agreement.

                                    SECTION 4

                           Term of Particular Services

         4.1 Term. The provision of Services shall commence on the date hereof and, with respect to each Service, shall terminate at the end of the term set forth on Schedule A with respect to such Service, provided, however, that UniMark may cancel any Service upon thirty (30) days' written notice subject to the requirement that UniMark pays to Del Monte the out-of-pocket costs reasonably incurred by Del Monte, as a result of such cancellation, which out-of-pocket costs shall be set forth in reasonable detail in a written statement provided to UniMark.

         4.2 Return of Records. Upon the termination of a Service or Services with respect to which Del Monte holds books, records or files, including, but not limited to, current and archived copies of computer files, owned by UniMark and used by Del Monte in connection with the provision of a Service to UniMark, Del Monte will return all of


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such books, records or files as soon as reasonably practicable. At its expense,
Del Monte may make a copy of such books, records or files for its legal files.

         4.3 Extension. At the election of UniMark, the term of the Services to be provided pursuant to this Services Agreement shall be extended for up to six months; provided, that (i) UniMark and Del Monte shall negotiate the rates to be charged therefor by Del Monte during such extension, which rates shall be comparable to market rates determined on an arms--length basis between unaffiliated parties, (ii) such Services shall be of similar scope as currently provided, and (iii) UniMark shall give Del Monte written notice of its election to extend the term of any Service provided hereunder at least 30 days prior to the scheduled termination of such Service.

                                    SECTION 5

                                  Force Majeure

         Del Monte shall not be liable for any interruption of Service, delay or failure to perform under this Services Agreement when such interruption, delay or failure results from causes beyond its reasonable control, including but not limited to any strikes, lock--outs or other labor difficulties, acts of any government, riot, insurrection or other hostilities, embargo, fuel or energy shortage, fire, flood, acts of God, wrecks or transportation delays, or inability to obtain necessary labor, materials or utilities. In any such event, Del Monte's obligations hereunder shall be postponed for such time as its performance is suspended or delayed on account thereof. Del Monte will promptly notify UniMark, either orally or in writing, upon learning of the occurrence of such event of force majeure. Upon the cessation of the force majeure event, Del Monte will use reasonable efforts to resume its performance with the least possible delay.

                                    SECTION 6

                   Indemnification; Limitation on Liabilities

         6.1 Indemnification. The obligation for damages, losses, and liabilities that arise in connection with the negligence or willful misconduct of any employee of Del Monte, in connection with the provision of any Service hereunder, shall be assumed by Del Monte and fully indemnified by Del Monte. The obligation for damages, losses, and liabilities that arise in connection with the negligence or willful misconduct of any employee of UniMark, in connection with the provision of any Service hereunder, shall be assumed by UniMark and fully indemnified by UniMark.

         6.2 Limitation on Liability. Del Monte shall not be liable, whether in contract, in tort (including negligence and strict liability), or otherwise, for any special, indirect, incidental or consequential damages whatsoever, which in any way arise out of, relate to, or are a consequence of, its performance or nonperformance hereunder, or the provision of or failure to provide any Service hereunder, including but not limited to, loss of profits, business interruptions and claims of customers.


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         6.3 Effect of Negligence. THE INDEMNIFICATION PROVIDED IN THIS SERVICES
AGREEMENT SHALL BE APPLICABLE WHETHER OR NOT NEGLIGENCE OR STRICT LIABILITY OF THE PERSON ENTITLED TO INDEMNIFICATION HEREUNDER IS ALLEGED OR PROVEN.

                                    SECTION 7

                                   Termination

         7.1 Termination. This Services Agreement shall terminate on the earliest to occur of (a) the date on which the provision of all Services have terminated or been canceled pursuant to Section 4 or such later date to which the Services may be extended pursuant to Section 4.3, and (b) the date on which this Services Agreement is terminated pursuant to Section 7.2.

         7.2 Breach of Services Agreement. If either Party shall cause or suffer to exist any breach of any of its obligations under this Services Agreement, including but not limited to any failure to make payments when due, and said Party does not cure such default within thirty (30) days after receiving written notice thereof from the non--breaching Party, the non-breaching Party may terminate this Services Agreement, including the provision of Services pursuant hereto, immediately by providing written notice of termination.

         7.3 Sums Due. In the event of a termination of this Services Agreement, Del Monte shall be entitled to all outstanding amounts due from UniMark up to the date of termination.

         7.4 Effect of Termination. Sections 3.2, 3.4, 4.2, 6, 7.3 and 8 and this Section 7.4 shall survive any termination of this Services Agreement.

                                    SECTION 8

                                  Miscellaneous

         8.1 Notices. All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered by hand or sent prepaid telex, cable or telecopy, or sent, postage prepaid, by registered, certified or express mail, or reputable overnight courier service and shall be deemed given when so delivered by hand, telexed, cabled or telecopied, or if mailed, three days after mailing (one business day in the case of express mail or overnight courier service), as follows:


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                           (i)      if to Del Monte, to:

                                    Del Monte Corporation
                                    One Market
                                    San Francisco, CA 94105
                                    Attention:  William R. Sawyers
                                    Telephone:  (415) 247-3262
                                    Telecopier:  (415) 247-3263

                           (ii)     if to UniMark, to:

                                    The UniMark Group, Inc.
                                    P.O. Box 229
                                    Bartonville, Texas 76226-0229
                                    Attention:  President
                                    Telephone:  _____________
                                    Telecopier:  (817) 491-1272

         8.2 Headings. The headings contained in this Services Agreement are for purposes of convenience only and shall not affect the meaning or interpretation of this Services Agreement.

         8.3 Entire Agreement. This Services Agreement contains the entire agreement and understanding between the Parties hereto with respect to the subject matter hereof and supersedes all prior oral and written agreements and understandings relating to such subject matter.

         8.4 Governing Law. This Services Agreement shall be governed by, and interpreted in accordance with, the laws of the State of Texas, without reference to the conflict of laws principles thereof. Each of the parties irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the United States District Court for the Northern District of Texas, Dallas Division, or any State court sitting in the County of Dallas, State of Texas, and any appellate court therefrom, in any action or proceeding arising out of or relating to this Services Agreement, or for recognition or enforcement of any judgment, and each of the parties irrevocably and unconditionally agrees, to the fullest extent permitted by law, that all claims in respect of any such action or proceeding may be heard and determined in any such court. Each of the parties hereto agrees that a final judgment in any such proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law.


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         8.5 Binding Effect. This Services Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective heirs, successors and permitted assigns.

         8.6 Assignment. This Services Agreement shall not be assignable by any Party without the prior written consent of the other Party.

         8.7 No Third Party Beneficiaries. This Services Agreement is for the sole benefit of the Parties hereto and their permitted assigns and nothing herein expressed or implied shall give or be construed to give to any person or entity, other than the Parties hereto and such assigns, any legal or equitable rights hereunder.

         8.8 Waivers. No waiver hereunder shall be valid or binding unless set forth in writing and duly executed by the party against whom enforcement of the waiver is sought. Any such waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of the party granting such waiver in any other respect or at any other time.

         8.9 Confidentiality; Security; Title to Data. Each of the Parties agrees that any confidential information of the other Party received in the course of performance under this Services Agreement shall be kept strictly confidential by the Parties, except that Del Monte may disclose such information for the purpose of providing Services pursuant to this Services Agreement to any subsidiary of Del Monte or to third parties that provide such Services, provided, that any such third party shall have agreed in writing to be bound by this Section 8.9. Upon the termination of this Services Agreement, each party shall return to the other party all of such other party's confidential information to the extent that such information has not been previously returned pursuant to Section 4.2 of this Services Agreement.

         8.10 Order of Precedence. The Parties agree that if any terms of this Services Agreement conflict with terms in the Acquisition Agreement, the terms of this Services Agreement shall govern with respect to the resolution of such conflict.


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         8.11 Severability. If any provision of this Services Agreement or the application of any such provision to any person or circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision hereof.

         8.12 Counterparts. This Services Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other party.

         8.13 Expenses. Except as otherwise provided elsewhere in this Services Agreement, all fees, costs and expenses incurred in connection with this Services Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees, costs or expenses.

         8.14 Amendments. No amendment to this Services Agreement shall be effective unless it shall be in writing and signed by the Parties hereto.


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                  IN WITNESS WHEREOF, Del Monte and UniMark have each caused this Services Agreement to be duly signed and delivered.


                                       DEL MONTE:

                                       DEL MONTE CORPORATION

                                       By:
                                           -------------------------------------

                                       Title:
                                              ----------------------------------


                                       UNIMARK:

                                       UNIMARK FOODS, INC.

                                       By:
                                           -------------------------------------

                                       Title:
                                              ----------------------------------


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                          TRANSITION SERVICES AGREEMENT

         THIS TRANSITION SERVICES AGREEMENT ("Services Agreement") is entered into as of this 1st day of September, 2000, by and between UNIMARK FOODS, INC., a Texas corporation ("UniMark"), and DEL MONTE CORPORATION, a New York corporation ("Del Monte"). UniMark and Del Monte are sometimes hereinafter collectively referred to as the "Parties."

                                   WITNESSETH:

                  WHEREAS, UniMark and Del Monte have entered into an Asset Purchase Agreement (the "Acquisition Agreement") dated as of the 25th day of August, 2000, relating to the purchase by Del Monte of the Purchased Assets (as defined in the Acquisition Agreement); and

                  WHEREAS, the Acquisition Agreement contemplates the execution and delivery of this Services Agreement; and

                  WHEREAS, Del Monte is interested in purchasing certain services from UniMark during a transitional period from the date hereof.

                  NOW, THEREFORE, the Parties, intending to become legally bound, hereby agree as follows:

                                    SECTION 1

                                   Definitions

         For the purposes of this Services Agreement, the following capitalized terms shall have the meanings assigned to them below. Capitalized terms not defined below shall have the meanings ascribed to them in the Acquisition Agreement.

         1.4 "Business" shall mean the business of selling processed fruit products previously conducted by UniMark.

         1.5 "Service" or "Services" shall mean those services described on Schedule A or otherwise provided by UniMark pursuant to Section 2.1.

         1.6 "Services Agreement" shall mean this contract between the Parties and all Schedules hereto.


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                                    SECTION 2

                            Agreement to Sell and Buy

         2.4 Provision of Services. UniMark shall provide to Del Monte the services listed and described on Schedule A. In addition, UniMark shall furnish to Del Monte such other services as Del Monte may reasonably request and to which UniMark shall reasonably agree, that are currently provided to the Business and are necessary to conduct and operate the Business as currently conducted and operated by UniMark, provided, however, that UniMark shall not be required to provide legal services. To the extent any such service is provided by UniMark it shall constitute a Service for the purpose of this Services Agreement. Each Service shall be provided for the term set forth on Schedule A and for the fee set forth for such Service on Schedule B, or as the Parties may otherwise agree.

                  While the Parties have made good faith efforts to identify all services currently provided to the Business, it is understood by the Parties that some services may have been inadvertently omitted. Omission shall not exclude such service from incorporation in this Services Agreement. Upon notice by Del Monte to UniMark of such an omission, then the Parties shall amend Schedule A and Schedule B to include such service. In such event, UniMark shall provide the Service to Del Monte at UniMark's actual incremental out-of-pocket cost of providing such Service.

         2.5 Access. Del Monte shall make available on a timely basis to UniMark all information and materials reasonably requested by UniMark to enable it to provide the Services. Del Monte shall give UniMark reasonable access, during regular business hours and at such other times as are reasonably required, to the Business premises for the purposes of providing Services.

         2.6 Books and Records. UniMark shall keep books and records of the Services provided and reasonable supporting documentation of all charges incurred in connection with providing such Services and shall produce records that verify the Services were performed and when such Services were performed, and shall make such books and records available to Del Monte, upon reasonable notice, during normal business hours.


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                                    SECTION 3

                    Services; Payment; Independent Contractor

         3.4 Services to be Provided.

                  (a) Unless otherwise agreed by the Parties, the Services shall be performed by UniMark for Del Monte in a manner that is substantially the same as the manner in which such Services were generally performed by UniMark for the Business prior to the date of this Services Agreement and Del Monte shall use such Services for substantially the same purposes and in substantially the same manner as the Business had used such Services prior to the date hereof. UniMark shall act under this Services Agreement solely as an independent contractor and not as an agent of Del Monte.

                  (b) Del Monte shall not be obligated to pay any amounts to UniMark or any of its employees in respect of payroll, benefits or similar obligations, except as expressly set forth on Schedule B.

         3.5 Payment. Statements will be rendered each month by UniMark to Del Monte for Services delivered during the preceding month, and each such statement shall set forth in reasonable detail a description of such Services and the amounts charged therefor. Invoices shall be payable net thirty (30) days after the date thereof; provided, however, that Del Monte shall be entitled to offset from amounts owed pursuant to such invoices any amounts owed by UniMark to Del Monte under that certain Transition Services Agreement (Food Service Distribution) of even date herewith.

         3.6 Priorities and Compliance with Law. In providing Services, UniMark shall accord Del Monte the same priority it accords its own operations. UniMark shall perform all Services hereunder in accordance with all applicable laws and in accordance with all industry standards and good manufacturing practices.

         3.7 Cooperation. The Parties agree to cooperate in good faith so that the level and quality of the Services is no less than previously provided by UniMark in the conduct of the Business. Each Party shall act in good faith to achieve the benefits intended and to resolve in a commercially reasonable way any problems that may occur. As part of that cooperation, each agrees:

                  (a) To appoint and maintain a coordinator with responsibility for ensuring that the Services are performed in accordance with the terms and intentions of this Services Agreement; and


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                  (b)      UniMark shall, consistent with past practice,
                           supervise the activities of its officers, employees and representatives in the performance of Services hereunder.

                                    SECTION 4

                           Term of Particular Services

         4.1 Term. The provision of Services shall commence on the date hereof and, with respect to each Service, shall terminate at the end of the term set forth on Schedule A with respect to such Service, provided, however, that Del Monte may cancel any Service upon thirty (30) days' written notice subject to the requirement that Del Monte pays to UniMark the out-of-pocket costs reasonably incurred by UniMark, as a result of such cancellation, which out-of-pocket costs shall be set forth in reasonable detail in a written statement provided to Del Monte.

         4.2 Return of Records. Upon the termination of a Service or Services with respect to which UniMark holds books, records or files, including, but not limited to, current and archived copies of computer files, owned by Del Monte and used by UniMark in connection with the provision of a Service to Del Monte, UniMark will return all of such books, records or files as soon as reasonably practicable. At its expense, UniMark may make a copy of such books, records or files for its legal files.

         4.3 Extension. At the election of Del Monte, the term of the Services to be provided pursuant to this Services Agreement shall be extended for up to six months; provided, that (i) Del Monte and UniMark shall negotiate the rates to be charged therefor by UniMark during such extension, which rates shall be comparable to market rates determined on an arms--length basis between unaffiliated parties, (ii) such Services shall be of similar scope as currently provided, and (iii) Del Monte shall give UniMark written notice of its election to extend the term of any Service provided hereunder at least 30 days prior to the scheduled termination of such Service.

                                    SECTION 5

                                  Force Majeure

         UniMark shall not be liable for any interruption of Service, delay or failure to perform under this Services Agreement when such interruption, delay or failure results from causes beyond its reasonable control, including but not limited to any strikes, lock--outs or other labor difficulties, acts of any government, riot, insurrection or other hostilities, embargo, fuel or energy shortage, fire, flood, acts of God, wrecks or transportation delays, or inability to obtain necessary labor, materials or utilities. In any such event, UniMark's obligations hereunder shall be postponed for such time as its performance is suspended or delayed on account thereof. UniMark will promptly notify Del Monte, either orally or in writing, upon learning of the occurrence of such event of


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force majeure. Upon the cessation of the force majeure event, UniMark will use reasonable efforts to resume its performance with the least possible delay.

                                    SECTION 6

                   Indemnification; Limitation on Liabilities

         6.1 Indemnification. The obligation for damages, losses, and liabilities that arise in connection with the negligence or willful misconduct of any employee of UniMark, in connection with the provision of any Service hereunder, shall be assumed by UniMark and fully indemnified by UniMark. The obligation for damages, losses, and liabilities that arise in connection with the negligence or willful misconduct of any employee of Del Monte, in connection with the provision of any Service hereunder, shall be assumed by Del Monte and fully indemnified by Del Monte.

         6.2 Limitation on Liability. UniMark shall not be liable, whether in contract, in tort (including negligence and strict liability), or otherwise, for any special, indirect, incidental or consequential damages whatsoever, which in any way arise out of, relate to, or are a consequence of, its performance or nonperformance hereunder, or the provision of or failure to provide any Service hereunder, including but not limited to, loss of profits, business interruptions and claims of customers.

         6.3 Effect of Negligence. THE INDEMNIFICATION PROVIDED IN THIS SERVICES AGREEMENT SHALL BE APPLICABLE WHETHER OR NOT NEGLIGENCE OR STRICT LIABILITY OF THE PERSON ENTITLED TO INDEMNIFICATION HEREUNDER IS ALLEGED OR PROVEN.

                                    SECTION 7

                                   Termination

         7.5 Termination. This Services Agreement shall terminate on the earliest to occur of (a) the date on which the provision of all Services have terminated or been canceled pursuant to Section 4 or such later date to which the Services may be extended pursuant to Section 4.3, and (b) the date on which this Services Agreement is terminated pursuant to Section 7.2.

         7.6 Breach of Services Agreement. If either Party shall cause or suffer to exist any breach of any of its obligations under this Services Agreement, including but not limited to any failure to make payments when due, and said Party does not cure such default within thirty (30) days after receiving written notice thereof from the non-breaching Party, the non-breaching Party may terminate this Services Agreement, including the provision of Services pursuant hereto, immediately by providing written notice of termination.


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         7.7 Sums Due. In the event of a termination of this Services Agreement,
UniMark shall be entitled to all outstanding amounts due from Del Monte up to the date of termination.

         7.8 Effect of Termination. Sections 3.2, 3.4, 4.2, 6, 7.3 and 8 and this Section 7.4 shall survive any termination of this Services Agreement.

                                    SECTION 8

                                  Miscellaneous

         8.1 Notices. All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered by hand or sent prepaid telex, cable or telecopy, or sent, postage prepaid, by registered, certified or express mail, or reputable overnight courier service and shall be deemed given when so delivered by hand, telexed, cabled or telecopied, or if mailed, three days after mailing (one business day in the case of express mail or overnight courier service), as follows:

                           (i)      if to Del Monte, to:

                                    Del Monte Corporation
                                    One Market
                                    San Francisco, CA 94105
                                    Attention:  William R. Sawyers
                                    Telephone:  (415) 247-3262
                                    Telecopier:  (415) 247-3263

                           (ii)     if to UniMark, to:

                                    The UniMark Group, Inc.
                                    P.O. Box 229
                                    Bartonville, Texas 76226-0229
                                    Attention:  President
                                    Telephone:  _____________
                                    Telecopier:  (817) 491-1272

         8.2 Headings. The headings contained in this Services Agreement are for purposes of convenience only and shall not affect the meaning or interpretation of this Services Agreement.

         8.3 Entire Agreement. This Services Agreement contains the entire agreement and understanding between the Parties hereto with respect to the subject matter hereof


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and supersedes all prior oral and written agreements and understandings relating to such subject matter.

         8.4 Governing Law. This Services Agreement shall be governed by, and interpreted in accordance with, the laws of the State of Texas, without reference to the conflict of laws principles thereof. Each of the parties irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the United States District Court for the Northern District of Texas, Dallas Division, or any State court sitting in the County of Dallas, State of Texas, and any appellate court therefrom, in any action or proceeding arising out of or relating to this Services Agreement, or for recognition or enforcement of any judgment, and each of the parties irrevocably and unconditionally agrees, to the fullest extent permitted by law, that all claims in respect of any such action or proceeding may be heard and determined in any such court. Each of the parties hereto agrees that a final judgment in any such proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law.

         8.5 Binding Effect. This Services Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective heirs, successors and permitted assigns.

         8.6 Assignment. This Services Agreement shall not be assignable by any Party without the prior written consent of the other Party.

         8.7 No Third Party Beneficiaries. This Services Agreement is for the sole benefit of the Parties hereto and their permitted assigns and nothing herein expressed or implied shall give or be construed to give to any person or entity, other than the parties hereto and such assigns, any legal or equitable rights hereunder.

         8.8 Waivers. No waiver hereunder shall be valid or binding unless set forth in writing and duly executed by the party against whom enforcement of the waiver is sought. Any such waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of the party granting such waiver in any other respect or at any other time.

         8.9 Confidentiality; Security; Title to Data. Each of the Parties agrees that any confidential information of the other Party received in the course of performance under this


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Services Agreement shall be kept strictly confidential by the Parties, except that UniMark may disclose such information for the purpose of providing Services pursuant to this Services Agreement to any subsidiary of UniMark or to third parties that provide such Services, provided, that any such third party shall have agreed in writing to be bound by this Section 8.9. Upon the termination of this Services Agreement, each Party shall return to the other Party all of such other Party's confidential information to the extent that such information has not been previously returned pursuant to Section 4.2 of this Services Agreement.

         8.10 Order of Precedence. The Parties agree that if any terms of this Services Agreement conflict with terms in the Acquisition Agreement, the terms of this Services Agreement shall govern with respect to the resolution of such conflict.

         8.11 Severability. If any provision of this Services Agreement or the application of any such provision to any person or circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision hereof.

         8.12 Counterparts. This Services Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the Parties and delivered to the other Party.

         8.13 Expenses. Except as otherwise provided elsewhere in this Services Agreement, all fees, costs and expenses incurred in connection with this Services Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees, costs or expenses.

         8.14 Amendments. No amendment to this Services Agreement shall be effective unless it shall be in writing and signed by the Parties hereto.

                  IN WITNESS WHEREOF, UniMark and Del Monte have each caused this Services Agreement to be duly signed and delivered.


                                       BUYER

                                       DEL MONTE CORPORATION

                                       By:
                                           -------------------------------------

                                       Title:
                                              ----------------------------------


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


                                       SELLER

                                       UNIMARK FOODS, INC.

                                       By:
                                           -------------------------------------

                                       Title:
                                              ----------------------------------


                                      120